Exhibit 10.1

GLOBAL MODIFICATION

TO

LOAN DOCUMENTS

THIS GLOBAL MODIFICATION TO LOAN DOCUMENTS, dated as of February 26, 2021 (this “Agreement”), is entered into by and between SOUTHWEST IOWA RENEWABLE ENERGY, LLC, a limited liability company organized and existing under the laws of Iowa (the “Company”), SIRE DISC, INC., a corporation organized and existing under the laws of Iowa (“SIRE DISC”), FARM CREDIT SERVICES OF AMERICA, FLCA, a federally-chartered instrumentality of the United States (“FLCA”), FARM CREDIT SERVICES OF AMERICA, PCA, a federally-chartered instrumentality of the United States (“PCA” and together with FLCA, individually and collectively, the “Lender”) and COBANK, ACB, a federally-chartered instrumentality of the United States (“CoBank”), in its capacity as Cash Management Provider and Agent. Capitalized terms not defined herein shall have the meanings set forth in the Existing Credit Agreement.

BACKGROUND:

WHEREAS, the Company, FLCA and CoBank are parties to a Credit Agreement dated as of June 24, 2014, Amendment No. 1 to Credit Agreement dated as of February 11, 2015, Amendment No. 2 to Credit Agreement dated as of February 11, 2015, Amendment No. 3 to Credit Agreement dated as of January 25, 2016 and Amendment No. 4 to Credit Agreement dated as of November 8, 2019 (as the same may from time to time be amended, restated, modified or otherwise supplemented, collectively the “Existing Credit Agreement”), and the other Loan Documents;

WHEREAS, PCA is being added as a lender to the Existing Credit Agreement and in connection therewith, the parties desire to amend and modify the Loan Documents as herein provided; and

WHEREAS, the parties are willing, subject to the terms and conditions hereinafter set forth, to make such amendments;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

ARTICLE 1        Definitions.

1.1          Certain Definitions. The following terms when used in the Agreement shall have the following meanings:

“Agreement” is defined in the preamble to this Agreement.

“CoBank” is defined in the preamble to this Agreement.

“Company” is defined in the preamble to this Agreement.

“Effective Date” shall mean the date of this Agreement.

“Existing Credit Agreement” is defined in the first recital to this Agreement.

 “FLCA” is defined in the preamble to this Agreement.

“Lender” is defined in the preamble to this Agreement.

“PCA” is defined in the preamble to this Agreement.

“SIRE DISC” is defined in the preamble to this Agreement.

1.2          Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.

ARTICLE 2         Amendments.

Effective on (and subject to the occurrence of) the Effective Date, the Loan Documents (other than the Notes) are amended as follows:

2.1          FLCA and PCA.  Each reference in the Loan Documents (other than the Notes) to “Farm Credit Services of America, FLCA” or “Farm Credit Services of America, FLCA, a federally-chartered instrumentality of the United States” is hereby amended to state “Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA” or “Farm Credit Services of America, FLCA, a federally-chartered instrumentality of the United States, and Farm Credit Services of America, PCA, a federally-chartered instrumentality of the United States”, respectively.

ARTICLE 3         Miscellaneous.

5.1         Loan Document Pursuant to Existing Credit Agreement. This Agreement is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and otherwise unmodified and in full force and effect.

5.2          Limitation of Amendments. The amendments set forth in Article 2 shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Company which would require the consent of CoBank under the Existing Credit Agreement or any other Loan Document.

5.3        Counterparts; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when it shall have been executed by CoBank and when CoBank shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email shall be as effective as delivery of a manually executed counterpart of this Agreement.

5.4         Incorporation of Existing Credit Agreement Provisions. The provisions of Article 11 of the Existing Credit Agreement shall apply to this Agreement, mutatis mutandis.

[Signature Pages Follow]

[SIGNATURE PAGE TO GLOBAL MODIFICATION TO LOAN DOCUMENTS]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

COMPANY:

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

By:	/s/ Michael D. Jerke
Name:	Michael D. Jerke
Title:	General Manager, President and CEO

SIRE DISC:

SIRE DISC, INC.

By:	/s/ Michael D. Jerke
Name:	Michael D. Jerke
Title:	Chairman of the Board

[SIGNATURE PAGE TO GLOBAL MODIFICATION TO LOAN DOCUMENTS]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

LENDER:

FARM CREDIT SERVICES OF AMERICA, FLCA

By:	/s/ Justin J. Morris
Name:	Justin J. Morris
Title:	Vice President

[SIGNATURE PAGE TO GLOBAL MODIFICATION TO LOAN DOCUMENTS]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

LENDER:

FARM CREDIT SERVICES OF AMERICA, PCA

By:	/s/ Justin J. Morris
Name:	Justin J. Morris
Title:	Vice President

[SIGNATURE PAGE TO GLOBAL MODIFICATION TO LOAN DOCUMENTS]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

CASH MANAGEMENT PROVIDER AND AGENT:

COBANK, ACB

By:	/s/ Tom D. Houser
Name:	Tom D. Houser
Title:	Vice President

[GUARANTOR’S CONSENT PAGE TO GLOBAL MODIFICATION TO LOAN DOCUMENTS]

GUARANTOR’S CONSENT

The undersigned SIRE DISC, INC., an Iowa corporation (the “Guarantor”), hereby (a) consents to this Agreement and the transactions contemplated hereby, (b) reaffirms its obligations under that certain Continuing Guarantee dated February 11, 2015 by Guarantor in favor of CoBank, for the benefit of the Lending Parties (the “Continuing Guarantee”), including, without limitation, the unconditional guarantee to CoBank, for the benefit of the Lending Parties, of the full and prompt payment of the Indebtedness (as defined in the Continuing Guarantee), whether now existing or hereafter arising, and (c) represents and warrants that (i) the Continuing Guarantee continues to constitute the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, (ii) there exists no Event of Default or Default and (iii) there are no, and shall not be any, defenses to or counterclaims or rights of set-off against any of CoBank’s or the Lending Parties’ rights under the Continuing Guarantee.

SIRE DISC, INC.

By:	/s/ Michael D. Jerke
Name:	Michael D. Jerke
Title:	Chairman of the Board